Exhibit 10.5
Vital Health Technologies, Inc.
Form 10-KSB
File No. 000-15243

     VITAL HEART SYSTEM, INC. CONVERTIBLE SUBORDINATED NOTE

VITAL HEART SYSTEM, INC., a Minnesota corporation ("VHS"), for value received hereby promises to pay to Vital Health Technologies, LLC, a Minnesota Limited Liability Company "VHT" or "Holder"), or its assigns, the sum of up to Five Hundred Thousand Dollars ($500,000) or such lesser principal amount as is advanced by VHT under the terms and conditions of this note, together with any unpaid interest thereon, as set forth below, shall be due and payable on the earlier of (i) August 31, 1999 or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder or such other address as Holder may notify VHS in writing. This Note is issued in connection the transactions described in the VHT Private Placement Memorandum document issued by VHT dated September 1, 1998. The Holder of this Note is entitled to certain rights and privileges set forth in the Private Placement Memorandum and as set forth herein.

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder and VHS agree:

1. Definitions. As used in this Note, the following terms unless the context otherwise requires, have the following meanings:

* VHS includes any corporation or other entity, which shall succeed to or assume the obligation of VHS under this Note.

* Holder, when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note. The initial Holder is VHT

* Subordination or derivatives thereof, when used herein means that this Note and any security interest is junior to the interest of Aurora Capital Management, LLC which is referred to herein as Senior Indebtedness.

2. Loans and Advances. Holder, at its sole discretion may loan funds, up to the full amount of $500,000. Such amount, if any, may be made in increments. All such loans shall be referred to herein as advances. VHS waives any claim that Holder has committed to make any advances, it being understood that Holder has discretion to determine how much if any, funds will be advanced to VHS. Any advances under this Note shall bear interest and maybe due and payable on August 31, 1999, if not sooner accelerated as provided herein. Advances under this Note shall bear interest at the rate of ten percent per annum (10%) (the "Initial Interest Rate") on the principal of any advances made under this Note beginning on the date of the first advance and ending on the date that the principal amount of this Note becomes due and payable. In the event that the principal amount of this note is not paid in full when such amount becomes due and payable, interest shall continue to accrue at the Initial Interest Rate plus three percent (3%) on the balance of any unpaid principal until such balance is paid. It is agreed that time is of the essence of this contract. Upon default in the payment when due and payable of any principal or interest hereunder, the holder hereof may, without notice to the undersigned, declare the Principal Balance and interest accrued thereon immediately due and payable. In the event this Note is not paid when due, the undersigned shall pay all costs of collecting this Note, including reasonable attorneys fees. Presentment or other demand for payment notice of dishonor and protest are expressly waived. This Note is secured by the all of the assets of VHS To secure the payment and performance of all of the obligations of VHS when due, VHS hereby grants VHT a security interest in all of VHS's assets, including without limitation, all interest in the following, whether now owned or hereinafter acquired, and wherever located (collectively the "Collateral"): all Inventory, Equipment, Accounts Receivable, contracts and contract rights and general intangibles, including designs, inventions, licenses, patents, trademarks, trade secrets, copyrights, and trade dress), and all proceeds thereof, all product of the foregoing, and all books, records (including patient histories) and records of VHS. VHS agrees to execute a Security Agreement, Patient and copyright the assignments, and Financing statement(s), and similar documents to effect the

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perfection of security interests in the form and substance
acceptable to VHT As used herein, VHS assets shall be construed as having the broadest meaning possible.

3.   Events of Default.  If any of the events specified in this
Section 3 shall occur (herein individually referred to as an "Event of Default"), the Holder of the Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to VHS.

* Default in the payment of the principal or unpaid accrued interest on this Note when due and payable if such default is not cured by VHS within five (5) days after the Holder has given VHS written notice of such default; or

* The institution by VHS of proceedings to be adjudicated as bankrupt or insolvent, or the consent by VHS to institution of bankruptcy or insolvency proceedings against it or the filing by VHS of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidation, assignee, trustee or similar official of VHS, or any substantial part of its property, or the making by VHS of an assignment for the benefit of creditors, or taking of corporate action by VHS in furtherance of any such action;

*    Any declared default of VHS under any Senior Indebtedness
(as defined below) that gives the holder thereof the right to accelerate such Senior Indebtedness, and such Senior Indebtedness is in fact accelerated by the holder;

* VHS falls in good faith on a best efforts basis to diligently proceed with the business plan described in the Private Placement Memorandum, dated September 3, 1998 in the sole reasonable determination of the Holder;

* VHS falls or is unable to perform the obligations herein, and in particular the obligations set forth in Section 7.4 hereof.

4. Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all of
VHS's Senior Indebtedness, as hereinafter defined.

4.1 Senior Indebtedness. As used in this Note, the terms "Senior Indebtedness" shall mean the principal of and unpaid accrued interest on all (i) all indebtedness of VHS to Aurora Capital Management LLC, and any such indebtedness or any debentures, notes, leases or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor or otherwise due under any contract.

4.2 Default on Senior Indebtedness. If there should occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshalling of the assets and liabilities of VHS, or if this Note shall be declared due and payable upon the occurrence of an Event of Default with respect to any Senior Indebtedness, then (i) no amount shall be paid by VHS in respect of the principal or interest on this Note at the time outstanding, unless and until the principal of an the interest on the Senior Indebtedness then outstanding shall be paid in full and (ii) no claim or proof of claim shall be filed with VHS by or on behalf of the Holder of this Note that shall assert any right to receive any payments in respect of the principal of and interest on this Note, except subject to the payment in full of the principal of and in trust on all of the Senior Indebtedness then outstanding. If there occurs an event of default that has been declared in writing with respect to any Senior Indebtedness, or in the instrument under which any Senior Indebtedness is outstanding, permitting the holder of such Senior Indebtedness to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within ninety (90) days after the happening of such Event of Default, the maturity of such Senior Indebtedness shall not have been accelerated.


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4.3. Effect of Subordination.  Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 4 to receive cash, securities or other properties otherwise payable or deliverable to the Holder of this Note, nothing contained in this
Section 4 shall impair, as between VHS and the Holder, the obligation of VHS, subject to the terms and conditions hereof, to pay the Holder the principal hereof and interest hereon as and when the same shall become due and payable, or shall prevent the Holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

4.4. Subrogation. Subject to the payment in full of all Senior Indebtedness and until this Note shall be paid in full, the Holder shall be subrogated to the rights of the Holders of Senior Indebtedness, (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of Section 4.2 above) to receive payments and distributions of assets of VHS applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than holders of Senior Indebtedness and the Holder, be deemed to be a payment by VHS to or on account of this Note; and for purposes of such subrogation, no payments or distributions to the Holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this
Section 4 shall, as between VHS and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed' to be a payment by VHS to or on account of the Senior Indebtedness.

4.5 Undertaking. By acceptance of this Note, the Holder agrees to execute and deliver such documents as may be reasonably requested from time to time by VHS or the lender of any Senior Indebtedness in order to implement the foregoing provisions of this Section 4.

5.   Prepayment.    Prior to August 31, 1999, this Note may not
be prepaid except with the express written consent of the Holder of the Note. Subject to the preceding sentence, upon twenty (20) days prior written notice to the Holder, VHS may at any time prepay in whole or in part the principal sum plus accrued interest to date of payment of this Note.

6.   Conversion.

6.1 Voluntary Conversion. Any Holder of this Note has the right (but not the obligation) at the Holder's sole option, at any time prior to payment in full of the principal balance of this Note, to convert this Note in whole or in part, and accrued interest thereon, in accordance with the provisions of Section 6.3 hereof, into fully paid and nonassessable shares of common stock of VHS. The number of shares of common stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount together with all accrued interest to the date of conversion by the Conversion Price (as defined below) in effect at the time of such conversion. The Conversion Price shall be equal to the thirty (30) day average trading price of Vital Heart Systems, Inc. common stock, immediately prior to the effective date of the merger, or $.50/share should the thirty
(30) day average exceed $.50/share based on the post reorganization of VHS as set forth in the Private Placement Memorandum dated September 1, 1998.

6.2 Automatic Conversion. The entire principal amount of this Note together with accrued interest shall be automatically converted into shares of common stock at the Conversion Price upon completion and satisfaction of all of the following events:

* Successful completion of a 1 for 60 reverse split of VHS common stock;

* Settlement of all outstanding debts of VHS (excluding any debt, which in the opinion of VHT counsel is unenforceable by virtue of applicable statute of limitation and any debt which has been settled by conversion to common stock of VHS as set forth in the Private Placement Memorandum of VHT dated September 1, 1998;

* Completion and filing of all past corporate tax returns and Securities Exchange or similar reports required by applicable law; and

* The establishment of a transfer agent and trading system for VHS common stock.


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In the event that any one or more of the above benchmark events are not achieved to the sole satisfaction of the Holder, or are not waived in writing by the Holder, the conversion shall not automatically take place and this Section 6.2 shall be of no further force and effect.

6.3  Conversion Procedure

6.3.1 Notice of Conversion pursuant to Section 6.1. Before the Holder shall be entitled to convert this Note into shares of common stock of VHS, the Holder shall surrender this Note at the office of VHS and shall give written notice to VHS at VHS' principal office, of the election to convert the same pursuant to this Section 6, and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. VHS shall, as soon as practicable thereafter, issue and deliver at such office to the Holder of this Note a certificate or certificates for the number of shares of common stock to which the holder of this Note shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of this Note, and the person or persons entitled to receive the shares of common stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of common stock as of such date.

6.3.2     Notice of Conversion Pursuant to Section 6.2.  If this
Note is automatically converted, written notice shall be delivered to the Holder of this Note at the address last shown on the records of VHS for the Holder or given by the Holder to VHS for the purpose of notice or, if no address appears or is given, at the place where the principal executive office of VHS is located, notifying the Holder of the conversion to be effected, specifying the amount of the Note to be converted, the amount of accrued interest to be converted, the date on which such conversion will occur and calling upon such Holder to surrender to VHS, in the manner and at the place designated, the Note.

6.4 Delivery of Stock Certificates. As promptly as practicable after the conversion of this Note, VHS shall at its expense issue and deliver to the Holder of this Note a certificate or certificates for the full number of shares of common stock issuable upon such conversion.

6.5. Mechanics and Effect of Conversion. No fractional shares of common stock shall be issued upon conversion of this Note. In lieu of VHS issuing any fractional shares to the Holder upon conversion of this Note, VHS shall pay to the Holder the amount of outstanding principal and accrued interest, which is not so converted such payment to be in the form described below. Upon conversion of this Note pursuant to Section 6.1 above, the Holder shall surrender this Note, duly endorsed at the principal office of VHS. At VHS's expense, VHS shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of such shares of common stock to which the Holder shall be entitled upon such conversion (bearing legends as are required by applicable state and federal securities laws in the reasonable opinion of counsel to VHS after conferring with counsel for Holder) together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described above. In the event of any conversion of this Note pursuant to Section 6.1 above, such conversion shall be deemed to have been made immediately prior to the closing of the issuance of the common stock and on and after such date, the Holder of this Note entitled to receive the shares of common stock issuable upon such conversion shall be treated for all purposes as the ten (10) days after the date of such conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion.

7.   Conversion Price Adjustments.

7.1 Adjustments For Stock Splits and Subdivisions. In the event VHS should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of common stock or the determination of holders of common stock to receive a dividend or other distribution in additional shares of common stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of common stock (hereinafter called the Common Stock Equivalents) without payment of any consideration by such holder for the additional shares of common stock or the Common Stock Equivalents (including the additional shares of common stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed) the Conversion Price of this Note shall be appropriately adjusted so that the number of shares of common

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stock issuable on conversion of this Note shall be in proportion to such changes in outstanding shares, it being the intent that such distribution be transparent and equitably adjusted so as to not affect or dilute Holder's interests.

7.2 Adjustments for Reverse Stock Splits. If the number of shares of common stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of common stock then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of common stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares, it being the intent that such distribution be transparent and equitably adjusted so as to not affect or dilute Holder's interests.

7.3  Notices of Record Date.  In the event of:

7.3.1 Any taking by VHS of a record of the holders of any class of securities of VHS for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

7.3.2 Any capital reorganization of VHS, any reclassification or recapitalization of the capital stock of VHS or any transfer of all of the assets of VHS to any other person or any consolidation or merger involving VHS; or

7.3.3 Any voluntary or involuntary dissolution, liquidation or winding-up of VHS, VHS will mail, courier or personally deliver to the Holder of this Note at least ten (10) days prior to the earliest date specified therein, a notice specifying:

     7.3.3.1 The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

     7.3.3.2 The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

7.4 Reservation Of Stock Issuable Upon Conversion. VHS shall at all times reserve and keep available out of its authorized but unissued shares of common stock for the purpose of effecting the conversion of the Note such number of its shares of common stock as shall from time to time be sufficient to effect conversion of the Note; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note and accrued interest, in addition to such other remedies as shall be available to the Holder of this Note, or pursuant to applicable law, all of which shall be cumulative, VHS will use its best efforts to take such corporate action as may, in the reasonable opinion of VHS counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purposes.

8.   Representations and Warranties of VHS.

8.1 Organization. VHS is a corporation validly existing and in good standing under the laws of the State of Minnesota with the corporate power and authority to conduct its business and to own and lease its properties.

8.2 Power and Authority. VHS has the power and authority to execute, deliver, and perform this Agreement and the other agreements and instruments to be executed and delivered by it in connection with the transactions contemplated hereby and thereby, has taken all necessary corporate action to authorize the execution and delivery of this Agreement and such other agreements and instruments and the consummation of the transactions contemplated hereby and thereby. This Agreement is, and the other agreements and instruments and instruments to be executed and delivered by VHS in connection with the transactions contemplated hereby shall be, the legal, valid, and binding obligations of VHS, enforceable in accordance with their terms.


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8.3  No Conflict.  Neither the execution and delivery of this
Agreement and the other agreements and instruments to be executed and delivered in connection with the transactions contemplated hereby or thereby, nor the consummation of the transactions contemplated hereby or thereby, will violate or conflict with (1) any federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment, or decree applicable to VHS, (2) any provision of any charter, bylaw or other governing or organizational instrument of VHS, or (3) any mortgage indenture, license, instrument, trust, contract, agreement, or other commitment or arrangement to which VHS is a party or by which VHS is bound.

8.4 Right and Title to Assets. VHS has validly and effectively obtained the right, and or title and license to use, copy, modify, and distribute the assets of VHS. The assets of VHS contain no other programming or materials in which any third party may claim superior, joint, or common ownership, including any right or license. The assets of VHS do not contain derivative works of any programming or materials not owned in their entirety by VHS. No claims have been asserted by any person or entity to the use of the assets of VHS, and VHS does not know of any valid basis for any such claim. The use of the assets of VHS, such as patents and trademarks, by the VHS does not infringe on the rights of the person.

8.5 Undisclosed Liabilities. There are no liabilities or obligations, secured or unsecured (whether absolute, accrued, contingent, or otherwise, and whether due or to become due), except as has been disclosed by VHS.

8.6 Legal Actions. No action, suit, proceeding, inquiry, hearing, arbitration, administrative proceeding, or investigation
(collectively, "Litigation") is pending, or, to VHS's best knowledge, threatened against VHS, its present or former directors, officers, or employees, affecting, involving, or relating to the assets of VHS.

8.6 Compliance With Laws. There is no outstanding or, to VHS's best knowledge, threatened order, writ, injunction, or decree of any court, governmental agency, or arbitration tribunal against VHS affecting, involving, or relating to the business or the assets of VHS. VHS is not in violation of any applicable federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment, or decree affecting, involving or relating to the business or the assets of VHS except for noncompliance with tax laws and securities disclosure laws.

8.7 Related-Party Transactions. VHS is not a party to any contract, agreement, license, lease, or arrangement with, or any other commitment to, directly or indirectly: (1) any director;
(2) any corporation, trust, or other entity in which any such director has a material equity or participating interest; or (3) or any partnership in which any such director has a partnership or participating interest, in each case, relating to or involving the business and the assets of VHS, except, for relationships with William Kieger, Aurora Capital Management LLC and Vital Heath Technologies, LLC. Each such contract, agreement, license, lease, arrangement and commitment was entered into by VHS in the ordinary course of business upon terms that are fair and reasonable to VHS without regard to the status and relationship of such other parties, and VHS waives any claim to the contrary.

8.8 Disclosure. No representation, warranty, or statement made by VHS in this Agreement or in any document or certificate furnished or to be furnished to Holder pursuant to this Agreement contains or will contain any untrue statement or omits or will omit to state any fact necessary to make the statements contained herein or therein not misleading. VHS has disclosed to Holder all facts known or reasonably available to VHS that are material to the financial condition, operation, or prospects of the business and the assets of VHS.

8.9 Truth at Closing. All of the representations, warranties, and agreements of VHS contained in this Section 8 shall be true and correct and in full force and effect on and as of the Effective Date, and on the date of any advance under this Agreement.

9.   Representations and Warranties of the Holder.

9.1 Organization. Holder is a limited liability company validly existing and in good standing under the laws of the State of Minnesota with the power and authority to conduct its business and to own and lease its properties and assets. Holder is duly qualified or licensed to do business and is in good standing as a

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foreign corporation in each state in which the failure to be so qualified or licensed would have a material adverse effect on its financial condition or operations.

9.2 Power and Authority. Holder has the power and authority to execute, deliver, and perform this Agreement and the other agreements and instruments to be executed and delivered by it in connection with the transactions contemplated hereby and thereby, and Holder has taken all necessary action to authorize the execution and delivery of this Agreement and such other agreements and instruments and the consummation of the transactions contemplated hereby and thereby. This Agreement is, and, when such other agreements and instruments are executed and delivered, the other agreements and instruments to be executed and delivered by Buyer in connection with the transactions contemplated hereby and thereby shall be, the legal, valid, and binding obligation of Buyer, enforceable in accordance with their terms.

9.3 No Conflict. Neither the execution and delivery by Holder of this Agreement and of the other agreements and instruments to be executed and delivered by Holder in connection with the transactions contemplated hereby or thereby, nor the consummation by Holder of the transactions contemplated hereby or thereby will violate or conflict with (1) any federal, state, or local law, regulation, ordinance, governmental restriction, order, judgment, or decree applicable to Holder, or (2) any provision of any charter, bylaw, or other governing or organizational instrument of Holder.

10. Assignment Subject to the restrictions on transfer described in Section 12 below, the rights and obligations of VHS and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

11. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of VHS and the Holder of this Note. VHS waives presentment, notice of presentment.

12. Transfer of this Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which this Note may be converted, the Holder will give written notice to VHS prior thereto, describing briefly the manner thereof, together with a written opinion of Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any applicable federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, VHS as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to VHS. If a determination has been made pursuant to this Section 12 that the opinion of counsel for the Holder is not reasonably satisfactory to VHS, VHS shall so notify the Holder promptly after such determination has been made. The Note thus transferred and the certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for VHS such legend is not required in order to ensure compliance with the Act. VHS may issue stop transfer instructions to its transfer agent in connection with such restrictions.

13. Treatment of Note. To the extent permitted by generally accepted accounting principles, VHS will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

14. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, faxed with confirming copy by U.S. mail, or if delivered by courier at the respective addresses of the parties as set forth herein. Any party hereto may be by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited or couriered as set forth hereinabove and shall be deemed to have been received when delivered.

15. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent to or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of VHS or any other matters or any rights whatsoever as a stockholder of VHS, except VHS shall obtain the consent of VHT with respect to the following transactions:

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15.1 Any reorganization, reclassification, transfer, acquisition, consolidation, merger, dissolution, liquidation or winding-up; or

15.2 Any declaration of any distribution, dividend or other disposition of any material assets of VHS; or

15.3 Any other event or transaction, which, in the reasonable opinion of Holder would have a material and adverse effect on the business of assets of VHS.

16. Governing Law. This agreement and Note shall be exclusively governed by applicable Federal law and the laws of the State of Minnesota, excluding that body of laws relating to conflict of laws. Any action on this agreement and Note shall be exclusively brought in the courts sitting in Minnesota. Any dispute related to this Agreement shall be exclusively venued in the Ramsey County Minnesota, and the undersigned hereby waives any right to contest the same, and agrees that said venue is an appropriate and convenient forum for the resolution of any action on this Note.

17. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

In Witness Whereof, VHS has caused this Note to be issued this 1st day of September 1998

VITAL HEART SYSTEMS, INC.

/s/John Mondati
John Mondati, Director



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